UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2006



                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                       000-106839              88-0492134
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

          114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                         98225
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)

                                  360-392-3902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective September 15, 2006, Jeanne Manning resigned from the board of directors of Essential Innovations Technology Corp. Ms. Manning's resignation was not the result of any disagreement relating to Essential's operations, policies, or practices.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: September 20, 2006                 By: /s/ Jason McDiarmid
                                            -----------------------------------
                                            Jason McDiarmid
                                            Its President

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